UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 14, 2025

Neurogene Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
535 W 24th Street, 5th Floor
New York, NY 10011
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (877) 237-5020

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	NGNE	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Agreement
Amendment to Letter Agreement

On April 14, 2025, Neurogene Inc. (the “Company”) entered into an amendment to the July 17, 2023 letter agreement between the Company and Baker Bros. Advisors LP and/or one or more of its affiliates (collectively, “BBA”), pursuant to which the parties agreed to increase the threshold at which BBA has certain rights to nominate one person for election as a director of the Company from a minimum of 12.5% of the Company’s then-outstanding voting common stock to a minimum of 14.9% of the Company’s then-outstanding voting common stock (the “Side Letter Amendment”).

The foregoing description of the Side Letter Amendment is qualified in its entirety by reference to the Side Letter Amendment filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 8.01	Other Events
On April 14, 2025, the Company entered into an exchange agreement with certain existing stockholders (the “Stockholders”), pursuant to which the Stockholders agreed to exchange an aggregate of 667,500 shares of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), for an aggregate of prefunded warrants (the “Prefunded Warrants”) to purchase 667,563 shares of the Company’s Common Stock at an exercise price of $0.001 per share (the “Exchange”). Each Pre-Funded Warrant will be immediately exercisable and will expire when exercised in full. A holder (together with its affiliates and other attribution parties) will not have the right to exercise any portion of its Pre-Funded Warrants if such holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that a holder may increase or decrease his, her or its Beneficial Ownership Limitation up to, and no higher than, 19.99%, by giving 61 days’ notice to the Company.
The Pre-Funded Warrants will be issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

The Exchange is expected to close on or about April 14, 2025. Following the Exchange, the Company will have 14,262,066 shares of Common Stock outstanding and prefunded warrants to purchase 6,792,559 shares of Common Stock outstanding.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Amendment to Letter Agreement between Baker Bros. Advisors LP and Neurogene Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEUROGENE INC.

Date: April 14, 2025	By:	/s/ Christine Mikail
Name: Christine Mikail
Title: President, Chief Financial Officer